Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

Exhibit 10.16

AMENDMENT NO. 4

THIS AMENDMENT NO.4, effective as of January 9, 2019 (this “AMENDMENT”), to a certain Exclusive License Agreement dated July 5, 2013, and as amended on May 8, 2014, Oct. 23rd, 2014, and April 1, 2015 (the “LICENSE AGREEMENT”) by and between ARVINAS OPERATIONS, INC. (formerly known as Arvinas, Inc.) , a Delaware corporation having an office at 5 Science Park, 3rd Floor, New Haven, CT 06511 (“Arvinas”) and Yale University, a corporation organized and existing under and by virtue of a charter granted by the general assembly of the Colony and the State of Connecticut and located at 433 Temple St, New Haven, CT 06511 (“Yale”).

BACKGROUND:

WHEREAS, Arvinas and Yale have entered into the LICENSE AGREEMENT; and

WHEREAS, Arvinas and Yale desire to amend the LICENSE AGREEMENT as set forth more particularly herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.	Appendix A “Licensed Patents and Patent Applications” of the LICENSE AGREEMENT is hereby amended to add the following:

[**]

Capitalized terms used but not defined in this AMENDMENT shall have the respective meanings ascribed to such terms in the LICENSE AGREEMENT. Any reference to “the Agreement” or “this Agreement” in the LICENSE AGREEMENT shall mean the LICENSE AGREEMENT, as amended by this AMENDMENT. Except as expressly provided herein: (a) no terms or provisions of the LICENSE AGREEMENT are modified or changed by this Amendment; and (b) the terms and provisions of the LICENSE AGREEMENT shall continue in full force and effect. This AMENDMENT may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This AMENDMENT may be executed by facsimile or electronic transmission signatures (including .pdf copies).

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the day and year first set forth herein above.

ARVINAS OPERATIONS, INC.		Yale University

By:	/s/ Sean Cassidy	By:	/s/ E. Jonathan Soderstrom
Name:	Sean Cassidy	E. Jonathan Soderstrom, Ph.D.
Title:	CFO and Treasurer	Managing Director, OCR
Date:	12/19/18	Date:	9 Jan 2019